                                                                   EXHIBIT(A)(2)

                              LETTER OF TRANSMITTAL

                               TO TENDER SHARES OF

                         DUNES HOTELS AND CASINOS, INC.


                       COMMON STOCK AT $1.05 NET PER SHARE


             PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 5, 2001

     ----------------------------------------------------------------------
            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 4:00 P.M., CENTRAL TIME, ON NOVEMBER 30, 2001 UNLESS THE OFFER IS EXTENDED.
     ----------------------------------------------------------------------

      This Letter of Transmittal, certificates for Shares (as defined below) and any other required documents should be sent or delivered by each shareholder of Dunes Hotels and Casinos, Inc. (the "Dunes") or such shareholder's broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    ChaseMellon Shareholder Services, L.L.C.

 By First Class Mail:          By Hand:         By Overnight Company:

    Reorganization          Reorganization         Reorganization
      Department              Department             Department
    P.O. Box 3301            120 Broadway        85 Challenger Road
 South Hackensack, NJ         13th Floor           Mail Stop-Reorg
        07606             New York, NY 10271     Ridgefield Park, NJ  07660




                  For Information, please contact the Dunes at:
                             1-316-636-1070, Ext. 28

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------

 Name(s) and address(es)
 of registered holder(s)
   (please fill in, if
blank, exactly as name(s)            Share Certificate(s)
   appear(s) on Share               and Share(s) Tendered
     Certificate(s))        (attach additional list, if necessary)
---------------------------------------------------------------------
                            Certificate  Total Number
                                              of
                                            Shares
                                           Evidenced
                                           by Share      Number of
                                         Certificate(s)   Shares
                           Number(s) (1)      (1)      Tendered (2)
                           ------------------------------------------

                           ------------------------------------------

                           ------------------------------------------

                           ------------------------------------------

                           ------------------------------------------
                           Total Shares
---------------------------------------------------------------------


(1) Need not be completed by shareholders delivering Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

      This Letter of Transmittal is to be completed by shareholders of the Dunes, either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below). See Instruction 2.

      Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. See Instruction 2.

                                TENDER OF SHARES

[_] Check here if Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):


Name of Tendering Institution: ____________________________________



Account Number: ___________________________________________________



Transaction Code Number: __________________________________________


[_] Check here if Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:


Name(s) of Registered Holder(s): __________________________________



Window Ticket No.  (if any): ______________________________________



Date of Execution of Notice of Guaranteed Delivery: _______________



Name of Institution which Guaranteed Delivery: ____________________


[_]   If delivered by Book-Entry Transfer, check box:


Account Number: ___________________________________________________



Transaction Code Number: __________________________________________

             Note: Signatures must be provided below.
          Please read the instructions set forth in this Letter of Transmittal carefully.

Ladies and Gentlemen:

      The undersigned hereby tenders to Dunes Hotels and Casinos, Inc., a New York corporation (the "Dunes"), all of the above-referenced shares of Common Stock, $0.50 par value, of the Dunes (the "Shares"), pursuant to the Dunes' offer to purchase all of the outstanding Shares, excluding Shares owned by General Financial Services, Inc., GFS Acquisition Company, Inc. and Steve
Miller, at a price of $1.05 per Share, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding or stock transfer taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 5, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

      Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Dunes all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after August 17, 2001 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Dunes, (ii) present such Shares and all Distributions for transfer on the books of the Dunes and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Dunes, the Dunes will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and
Distributions  will be subject  to any  adverse  claim.  The  undersigned,  upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Dunes all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Dunes shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Dunes in its sole discretion.

      No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Dunes's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Dunes upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Dunes may not be required to accept for payment any Shares tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered".

Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Dunes has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Dunes does not accept for payment any of the Shares tendered hereby.

[_] Check here if any of the Share Certificates representing Shares that you own have been lost, destroyed or stolen and see Instruction 10.

Numberof  Shares  represented  by  lost,   destroyed  or  stolen   certificates:

-------------------------------------------------------------------

-------------------------------------------------------------------
                                       5

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
-------------------------------------------------------------------

-------------------------------------------------------------------
      To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.


Issue:     [_] Check  [_] Certificate(s) to:






Name: -------------------------------------------------------------
                         (Please Print)

Address: ----------------------------------------------------------

-------------------------------------------------------------------
                        (Include Zip Code)

-------------------------------------------------------------------
         Taxpayer Identification or Social Security Number
               (See Substitute Form W-9 on Page 13)


-------------------------------------------------------------------
[_] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below at The Depository Trust Company.


-------------------------------------------------------------------
                         (Account Number)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1, 5, 6 AND 7)
-------------------------------------------------------------------

-------------------------------------------------------------------
      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Issue:     [_] Check  [_] Certificate(s) to:



Name: -------------------------------------------------------------
                         (Please Print)

Address: ----------------------------------------------------------

-------------------------------------------------------------------
                        (Include Zip Code)

-------------------------------------------------------------------
         Taxpayer Identification or Social Security Number
               (See Substitute Form W-9 on Page 13)

                 IMPORTANT: SHAREHOLDERS SIGN HERE


   ----------------------------------------------------------------
                           (Signature(s) of Holder(s))

Dated: _________________, 20__

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by (a) person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): ----------------------------------------------------------


-------------------------------------------------------------------
                                 (Please Print)

-------------------------------------------------------------------


Capacity (full title): --------------------------------------------


Address: ----------------------------------------------------------


-------------------------------------------------------------------
                               (Include Zip Code)


Area Code and Telephone No.: --------------------------------------


Tax Identification or Social Security No.:-------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)


                     FOR USE BY FINANCIAL INSTITUTIONS ONLY




Authorized Signature:______________________________________________




Name:______________________________________________________________

                                 (Please Print)

Title:_____________________________________________________________


Name of Firm:______________________________________________________



Address:___________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:____________________________________




Date: ________________________________, 20__



PLACE MEDALLION GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

      2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the cover page of this Letter of Transmittal prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Dunes, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within 3 trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

      The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

      4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In
such  case, new  Share Certificate(s) evidencing   the  remainder of  the Shares
that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

      If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Dunes of such person's authority so to act must be submitted.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Dunes will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Dunes of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions". If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated in this Letter of Transmittal as the account from which such Shares were delivered.

      8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Dunes at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Dunes.

      9. Substitute Form W-9. Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as Payer) with such shareholder's correct Tax Identification Number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold a portion of any payments made to the shareholder (in 2001, that portion is 30.5%). Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold on all payments of the purchase price until a TIN is provided to the Depositary.

      Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8 or W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 or Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (i) such shareholder is exempt from backup withholding; (ii) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or
(iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

      See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. To expedite replacement, call ChaseMellon Shareholder Services at 1-800-526-0801.

      11. Waiver of Conditions. The conditions to the Offer may be waived by the Dunes, in whole or in part, at any time prior to the expiration of the Offer, in the Dunes' sole discretion.

               PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.


------------------------------------------------------------------------------

            Part 1 - Please provide your TIN       Social Security  Number or
            the box at the right and certify    Employer Identification Number
            by signing and dating below.


                                                   ----------------------------

           --------------------------------------------------------------------
           Part 2 - For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

           --------------------------------------------------------------------
SUBSTITUTE Form  CERTIFICATION--Under penalties of perjury, I certify that:
W-9 Department
of the Treasury        (1) the  number  shown  on this  form is my  correct
                 Taxpayer  Identification  Number  (or I am  waiting  for a
Internal         number to be issued to me); and
Revenue Service
                       (2)  I am  not  subject  to  backup  withholding
                 either because (a) I am exempt from backup  withholding, (b) I have not been notified by the IRS that I am subject  to backup
Payer's Request  withholding  as a result of failure to report all interest or
for Taxpayer     dividends,  or (c) the IRS has notified me that I am no longer
Identification   subject to withholding; and
Number ("TIN")
                        (3) I am a U.S.person (including a U.S. resident alien).

                 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. (Also see instructions in the enclosed Guidelines.)

          ---------------------------------------------------------------------




          Date: _______________, 20__  Signature:______________________________

------------------------------------------------------------------------------


     NOTE:   Failure to  complete  and return this  form  may result in  backup withholding of a portion of any payments made to you pursuant to the Offer.
     For  additional   details,   please  review  the  enclosed  Guidelines  for
     Certification of Taxpayer Identification Number on Substitute Form W-9.

     IMPORTANT:    This  Letter of  Transmittal or facsimile  hereof,  properly completed and duly executed, or an Agent's Message in the case of a book-entry delivery (together with any required signature guarantees and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

      GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                      NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:            GIVE THE SOCIAL SECURITY NUMBER OF:
-------------------------------------------------------------------------
1. An individual's account           The individual
2. Two or  more  individuals         The actual owner of the account or, if
   (joint account)                   combined funds, the first
                                     individual on the account (1)
3. Custodian account of a minor      The minor(2)
   (Uniform Gift to Minors Act)
4. a. The usual revocable            The grantor -  trustee (1)
      savings trust account
      (grantor is also trustee)      The actual owner (1)
   b. So-called  trust  account
      that is not a legal  or
      valid  trust under State law
5. Sole proprietorship account       The owner (3)
6. A valid trust, estate, or         The legal  entity  (Do not  furnish
   pension trust                     the   identifying   number  of  the
                                     personal  representative or trustee
                                     unless the legal  entity  itself is
                                     not   designated   in  the  account
                                     title.) (4)
7. Corporate                         The corporation
8. Association, club, religious,     The organization
   charitable, educational or
   other tax exempt organization
9. Partnership                       The partnership

10.A broker or registered nominee    The broker or nominee
11.Account  with  the  Department    The public entity
   of Agriculture in the name of a
   government, school district, or
   prison) that receives
   agricultural program payments
-------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only the person on a joint account has a social security number, that person's number must be furnished.
(2) Circle  the  minor's  name  and  furnish  the  minor's   social
    security number.
(3) You must show your individual  name, but you may also enter your business or
    `dba"  name.   You  may  use  your  either   Social   Security  or  Employer
    Identification Number. If you have one.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


OBTAINING A NUMBER
If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
o An organization exemptfrom tax under Section 501(a), an individual retirement plan or certain custodial accounts.
o  The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o  An international organization or any agency, or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING
o  A corporation.
o  A financial institution.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o  A real estate investment trust.
o  A common trust fund operated by a bank under Section 584(a).
o  An  exempt  charitable  remainder  trust, or a non-exempt  trust described in
   Section 4947(a)(1).
o  An entity registered at all times under the Investment Company Act of 1940.
o  A foreign central bank of issue.
o A futures commission merchant registered with the Commodity Futures Trading Commission.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payments  of  dividends  and  patronage   dividends  not  generally
subject to backup withholding include the following:
o  Payments to nonresident  aliens subject to withholding  under
   Section 1441.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o  Payments  made by certain  foreign  organizations.
Payments of interest not generally subject to backup withholding include the following:
o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
o  Payments described in Section 6049(b)(5) to nonresident aliens.
o  Payments on tax-free  government  bonds under Section 1451.
o  Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON PART 2 OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.00.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.
    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) If the Dunes disclose or uses taxpayer identification numbers in violation of Federal law, the Dunes may be subject to civil and criminal penalities.


              FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
                ADVISOR OR THE INTERNAL REVENUE SERVICE.



            ------------------------------------------------



Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Dunes at the following telephone number and address:

                          Thomas Steele
                          8441 E. 32n Street N., Suite 200
                          Wichita, Kansas  67226
                          (316) 636-1070, Ext. 28